UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                        CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


July 22, 2003
(Date of report)

Commission file number:  001-14060

          GRAPHIC PACKAGING INTERNATIONAL CORPORATION
     (Exact name of registrant as specifed in its charter)

           Colorado                       84-1208699
  (State or other jurisdiction          (I.R.S. Employer
 of incorporation or organization)     Identification No.)

  4455 Table Mountain Drive, Golden, Colorado     80403
     (Address of principal executive office)    (Zip Code)

                        (303) 215-4600
     (Registrant's telephone number, including area code)



Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit
Number    Document Description

99.1*     Earnings Release dated July 22, 2003.


* The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



Item 9.  Regulation FD Disclosure

   On July 22, 2003, Graphic Packaging International Corporation issued an earnings release reporting earnings for the second quarter of 2003. A copy of the earnings release is attached hereto as Exhibit 99.1.




                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 22, 2003                   GRAPHIC PACKAGING INTERNATIONAL
                                   CORPORATION


                                By:/s/Jill B. W. Sisson, Esq.
                                -------------------------------
                                Jill B. W. Sisson, Esq.
                                (General Counsel, Secretary)